Exhibit n.2

EQUINOX FUNDS TRUST

APPENDIX A

TO THE

MULTIPLE CLASS PLAN PURSUANT TO RULE 18F-3

(As Amended and Restated on February 12, 2013)

Series/Share Class	Maximum Initial Sales Charge	Maximum Contingent Deferred Sales Charge (“CDSC”)[1]	Maximum Rule 12b-1 Fees[2]	Maximum Shareholder Service Fees	Redemption Fee/Holding Period[3]
1. Equinox Commodity Strategy Fund
Class A	5.75%	None	0.25%	None	1%/30 days
Class C	None	None	1.00%	None	1%/30 days
Class I	None	None	None	None	1%/30 days

2. Equinox EquityHedge U.S. Strategy Fund
Class A	5.75%	None	0.25%	None	1%/30 days
Class C	None	None	1.00%	None	1%/30 days
Class I	None	None	None	None	1%/30 days

3. Equinox QIM/WNTN Strategy Fund
Class A	5.75%	None	0.25%	0.25%	None
Class C	None	None	1.00%	None	None
Class I	None	None	None	None	None

4. Equinox Abraham Strategy Fund
Class A	5.75%	None	0.25%	0.25%	None
Class I	None	None	None	None	None

5. Equinox Absolute Return Plus Strategy Fund
Class A	5.75%	None	0.25%	0.25%	None
Class I	None	None	None	None	None

[1]	A CDSC of 1.00% may be assessed on certain redemptions of Class A Shares made within 12 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.
[2]	Class C shares are subject to a distribution fee and service fee, each pursuant to Rule 12b-1, of 0.75% and 0.25%., respectively.
[3]	Redemption fee is calculated as a percentage of the amount redeemed. The redemption fee is retained by the applicable Fund and is withheld from redemption proceeds.

Series/Share Class	Maximum Initial Sales Charge	Maximum Contingent Deferred Sales Charge (“CDSC”)[1]	Maximum Rule 12b-1 Fees[2]	Maximum Shareholder Service Fees	Redemption Fee/Holding Period[3]
6. Equinox Campbell Strategy Fund
Class A	5.75%	None	0.25%	0.25%	None
Class P	None	None	0.25%	0.25%	None
Class I	None	None	None	None	None

7. Equinox Chesapeake Strategy Fund
Class A	5.75%	None	0.25%	0.25%
Class I	None	None	None	None	None

8. Equinox Crabel Strategy Fund
Class A	5.75%	None	0.25%	0.25%	None
Class I	None	None	None	None	None

9. Equinox Eclipse Strategy Fund
Class A	5.75%	None	0.25%	0.25%	None
Class I	None	None	None	None	None

10. Equinox John Locke Strategy Fund
Class A	5.75%	None	0.25%	0.25%	None
Class I	None	None	None	None	None

11. Equinox QCM Strategy Fund
Class A	5.75%	None	0.25%	0.25%	None
Class I	None	None	None	None	None

12. Equinox Tiverton Strategy Fund
Class A	5.75%	None	0.25%	0.25%	None
Class I	None	None	None	None	None